UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2023

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, PILEA, THESSALONIKI, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2023, Cosmos Health Inc. (the “Company”) entered into a warrant exchange agreement (the “Warrant Exchange Agreement”) with one holder of certain Company’s warrants issued on July 21, 2023 and December 21, 2022 (the “Existing Warrants”), pursuant to which the holder will receive new warrants (the “New Warrants”) to purchase up to an aggregate 4,874,126 shares of Common Stock, par value $0.001 per share (the “New Warrant Shares”), equal to 200% of the 1,915,323 Warrant Shares and 521,740 Warrant Shares issuable pursuant to the exercise of the Existing Warrants, in consideration for exercising for cash any and all such Existing Warrants.

The New Warrants will be exercisable at $1.45 per share (based on current market prices) for a five-year period from the date the Company obtains shareholder approval for the exercise of the New Warrants. The Existing Warrants were exercisable at $2.75 per share. Pursuant to the Warrant Exchange Agreement, the exercise price was reduced to $1.45 per share. The Company agreed to register all of the New Warrant Shares in a resale registration statement to be filed with the SEC within thirty (30) days from the closing date.

In connection with the warrant exchange, A.G.P. Alliance Global Partners (“AGP”) has acted as financial advisor.

The foregoing summaries of the New Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the Form of New Warrant, and the Form of Warrant Exchange Agreement, attached as Exhibits 4.1 and 4.2 respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information contained above under Item 1.01 of this Current Report on Form 8-K in relation to the New Warrants is incorporated herein by reference. The issuance of the New Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. AGP acted as financial advisor and will be paid a flat fee of $215,000, plus expenses.

ITEM 8.01 OTHER EVENTS

On December 27, 2023, the Company provided a business update highlighting the expected revenue growth resulting from the various companies and assets it acquired within 2023, as well as a forecast for revenue, gross profit, and EBITDA in the upcoming year.

A press release titled “Cosmos Health Set For Substantial Growth From Acquisitions Completed in 2023” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number

4.1*	Form of New Warrant
4.2*	Form of Warrant Exchange Agreement
99.1*	Press Release dated December 27, 2023 “Cosmos Health Set For Substantial Growth From Acquisitions Completed in 2023.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Previously filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: December 29, 2023	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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